Exhibit 10.1

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of February 11, 2015 (this “Agreement”), is among Smartmetric, Inc., a Nevada corporation (“Debtor”), and the undersigned lender(s) set forth on Schedule A hereto (the “Secured Party”).

Debtor hereby agrees in favor of Secured Party as follows:

1. In consideration for loans made or to be made to Debtor in the form of (i) compensation for services provided as an employee by the Secured Party for the benefit of the Debtor, and (ii) a $25,000 cash loan made by the Secured Party to the Debtor, due to the Debtor from the Company in the principal amounts set forth on Schedule A hereto, payable to the order of Secured Party (such backpay and loan amount due, as amended, modified, supplemented, replaced or substituted from time to time, being herein referred to as the “Backpay”), Debtor hereby grants to Secured Party a continuing security interest in, lien upon and a right of setoff against, and Debtor hereby assigns to Secured Party, all of Debtor’s right, title and interest in and to the Collateral described in Section 2, to secure the full and prompt payment, performance and observance of all present and future indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Party arising under or in connection with the Backpay, which are existing now or arise after the date hereof (all of the foregoing being herein referred to as the “Obligations”).

2. The Collateral is described on Schedule B annexed hereto as part hereof and on any separate schedule(s) identified as Collateral at any time or from time to time furnished by Debtor to Secured Party (all of which are hereby deemed part of this Security Agreement) and includes claims of Debtor against third parties for loss or damage to or destruction of any Collateral.

3.1 Debtor hereby warrants and represents that (a) the Debtor is duly organized, validly existing and in good standing as a corporation under the laws of the State of Nevada and has all requisite power and authority to own, lease and operate the Collateral and its other properties, to carry on its business as now conducted and as proposed to be conducted and to enter into and perform its obligations under this Agreement, (b) the Debtor has complied and will comply with any applicable federal and state securities laws in connection with the Backpay, (c) this Agreement has been duly and validly authorized, executed and delivered by the Debtor, and constituted the valid and legally binding obligation of the Debtor, enforceable against the Debtor in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (d) there is no claim or proceeding (i) pending, which if adversely determined (taking the fact as alleged in such proceeding as true for such purposes) could reasonably be expected to have a material adverse effect on the Debtor or (ii) to the Debtor’s knowledge, threatened against or affecting the Debtor or its subsidiaries or any of their respective properties or assets, which if adversely determined could reasonably be expected to have a material adverse effect on the debtor and (e) the fair saleable value of the Debtor’s assets is in excess of the total amount of its liabilities as they become absolute and matured, and the Debtor is able to pay its debts as they mature.

3.2 Debtor hereby warrants, represents, covenants and agrees (as of the date hereof and so long as any Obligation remains outstanding) that: (a) the chief executive office and other places of business of Debtor, the books and records relating to the Collateral (except for such records as are in the possession or control of Secured Party) and the Collateral are located at 3960 Howard Hughes Parkway, Suite 500, Las Vegas NV 89109, and Debtor will not change any of the same, or merge or consolidate with any person or change its name or conduct its business under any trade, assumed or fictitious name, without prior written notice to and consent of Secured Party (and in the case of location of Collateral, will from time to time notify Secured Party of the locations thereof); (b) the Collateral is and will be used in the business of Debtor and not for personal, family, household or farming use; (c) the Collateral is now, and at all times will be, owned by Debtor free and clear of all liens, security interests, claims and encumbrances, except pursuant to this Agreement; (d) Debtor will not abandon or assign, sell, lease, transfer or otherwise dispose of, other than in the ordinary course of Debtor’s business, nor will Debtor suffer or permit any of the same to occur with respect to, any Collateral, without prior written notice to and consent of a designated representative of the Secured Party; (e) Debtor will make payment or will provide for the payment, when due, of all taxes, assessments or contributions or other public or private charges which have been or may be levied or assessed against Debtor, whether with respect to the Collateral, to any wages or salaries paid by Debtor, or otherwise, will deliver to Secured Party, on demand, certificates or other evidence satisfactory to Secured Party attesting thereto and shall cause Debtor’s subsidiaries to take any such action as described under this Section 3(e); (f) Debtor will, at its sole cost and expense, perform all acts and execute all documents requested by Secured Party from time to time to evidence, perfect, maintain or enforce Secured Party‘s security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement; (g) at any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to Secured Party such financing statements pursuant to the Uniform Commercial Code (“UCC”), applications for certificate of title and other papers, documents or instruments as may reasonably be requested by Secured Party in connection with this Security Agreement, and to the extent permitted by applicable law, Debtor hereby authorizes Secured Party to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by Secured Party, and Debtor agrees to pay any recording tax or similar tax arising in connection with the filing of any such financing statement and further agrees to pay any additional recording or similar tax which is incurred in connection therewith; (h) Debtor assumes all responsibility and liability arising from the Collateral; (i) in its discretion, Secured Party may, at any time and from time to time, upon the occurrence and during the continuance of a Default (as hereinafter defined), demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Obligations and/or the Collateral, or any obligor, maker, endorser, acceptor, surety or guarantor of, or any Party to, any of the Obligations or the Collateral, all without notice

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to or consent by Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein; (j) in its discretion, Secured Party may, at any time and from time to time, for the account of Debtor, pay any amount or do any act required of Debtor hereunder and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor payable on demand together with interest at the highest rate then payable on any of the Obligations; (k) Debtor will promptly pay Secured Party for any and all sums, costs, and expenses which Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in perfecting, defending, protecting or enforcing this Security Agreement or the first priority security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to all search, filing and recording fees, taxes, fees and expenses for the service and filing of papers, premium on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers, court costs, collection charges, travel expenses, and reasonable attorneys’ fees, all of which together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand; (l) upon the occurrence and during the continuance of a Default, any proceeds of the Collateral received by Debtor shall not be commingled with other property of Debtor, but shall be segregated, held by Debtor in trust for Secured Party, and immediately delivered to Secured Party in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured Party as additional Collateral hereunder or, at Secured Party’s option, to be applied to payment of the Obligations, whether or not due and in any order; (m) in its sole discretion, Secured Party may, at any time and from time to time, assign, transfer or deliver to any transferee of any Obligations, any Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Party hereunder with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered; and (n) upon request of Secured Party, at any time and from time to time, Debtor shall, at its cost and expense, execute and deliver to Secured Party reports as to the Collateral listing all items thereof, describing the condition of same and setting forth the value thereof (lower of cost or market) all in form and substance reasonably satisfactory to Secured Party.

4. Upon demand upon Debtor, the Secured Party may declare any Obligations immediately due and payable and Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a Secured Party under the UCC or of Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently:

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(a) Secured Party may, at any time and from time to time, with or without judicial process or the aid and assistance of others, (i) enter upon any premises in which any Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral, (ii) dispose of any part or all of the Collateral on any such premises, (iii) require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties, (iv) remove any part or all of the Collateral from any such premises for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor’s license plates), and (v) sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any part or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as Secured Party deems best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of ten days’ notice by overnight mail, postage prepaid, to any address of Debtor set forth in this Security Agreement shall be deemed reasonable notice thereof. If any Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell or otherwise dispose of such Collateral. Secured Party may buy any part or all of the Collateral at any public sale and, if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, Secured Party may buy such Collateral at private sale and in each case may make payment therefor by any means, whether by credit against the Obligations or otherwise. Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys’ fees and all legal, travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations, proceed against the Collateral or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the Obligations, the Collateral or this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party.

(b) Secured Party may, at any time and from time to time, as appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of Secured Party or their agents, without notice to Debtor and in such manner as Secured Party may in its discretion determine.

5. With respect to the enforcement of Secured Party’s rights under this Security Agreement, Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the Collateral and its use and/or any actions taken or omitted to be taken by Secured Party in good faith with respect thereto, and Debtor hereby agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands.

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6. Secured Party’s prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations nor shall any demand, suit or proceeding for payment or collection of the Obligations constitute a condition of any recourse by Secured Party to the Collateral. Any suit or proceeding by Secured Party to recover any of the Obligations shall not be deemed a waiver of, or bar against, subsequent proceedings by Secured Party with respect to any other Obligations and/or with respect to the Collateral. No act, omission or delay by Secured Party shall constitute a waiver of their rights and remedies hereunder or otherwise. No single or partial waiver by Secured Party of any covenant, warranty, representation, Default or right or remedy which they may have shall operate as a waiver of any other covenant, warranty, representation, Default, right or remedy or of the same covenant, warranty, representation, Default, right or remedy on a future occasion. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein).

7. Debtor hereby agrees to pay, on demand, all out-of-pocket expenses incurred by Secured Party in connection with the recoupment of the Backpay, this Security Agreement, and the Obligations and in connection with any amendment, including, without limitation, the fees and disbursements of counsel to Secured Party.

8. So long as any principal of or interest on the Backpay (whether or not due) shall remain unpaid, Debtor will, unless the Secured Party shall otherwise consent in writing, furnish to the Secured Party:

(a)             Furnish to the Secured Party:

(i)                 within five business days following any request therefor, such other information regarding the results of operations, business affairs and financial condition of, and litigation, investigation or proceeding pending against, threatened against or affecting, Debtor, or any of its subsidiaries or any other matter relating to Debtor and its subsidiaries as the Secured Party may reasonably request;

(ii)               within five business days after the end of each fiscal quarter, copies of any new material contract entered into during the preceding fiscal quarter;

(iii)             as soon as possible and in any event within three business days after any executive officer of Debtor obtains knowledge of the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an executive officer of the Company setting forth the details of such event or development having a Material Adverse Effect and the action which Debtor proposes to take with respect thereto;

(iv)             promptly after the commencement thereof but in any event not later than five business days after service of process with respect thereto on, or the obtaining of knowledge thereof by, Debtor, notice of each action, suit or proceeding before any court or other governmental authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

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(v)               promptly after the sending or filing thereof, copies of all statements, reports and other information Debtor sends to any holders of any of its outstanding indebtedness or its securities; and

(vi)             promptly upon receipt thereof, copies of all final financial reports (including, without limitation, management letters), if any, submitted to Debtor by its auditors in connection with any annual or interim audit of the financial statements or books thereof.

(b)            Comply, and cause each of its subsidiaries to comply, with all applicable laws, judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a lien or charge upon any of its properties, except in each case to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(c)             Maintain and preserve, and cause each of its subsidiaries to maintain and preserve, (i) its existence, rights and privileges, and (ii) become or remain, and cause each of its subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except to the extent that the failure to do so could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

(d)            Keep, and cause each of its subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP.

(e)             Maintain and preserve, and cause each of its subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

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(f)             Duly observe and perform, and cause each of its subsidiaries to duly observe and perform, all material terms and conditions of all material contracts to which it is a party and diligently protect and enforce (or cause to be protected and enforced) the material rights of Debtor under all such agreements in a manner consistent with prudent business judgment and subject to the terms and conditions of such agreements as from time to time in effect.

(g)               Maintain, and cause each of its subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated

(h)            Obtain, maintain and preserve, and cause each of its subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all material permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business.

(i)              Take such action and execute, acknowledge and deliver, and cause each of its subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such ancillary and related agreements, instruments or other documents as the Secured Party may reasonably require from time to time consistent herewith in order (i) to carry out more effectively the purposes of this Agreement, (ii) to subject to valid and perfected first priority liens any of the Collateral or any other property of Debtor and its subsidiaries, (iii) to establish and maintain the validity and effectiveness of any documents and the validity, perfection and priority of the liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Secured Party the rights now or hereafter intended to be granted to it under this Agreement.

(j)              Cause all indebtedness and any other obligations now or hereafter owed by it to any of its Affiliates, to be subordinated in right of payment and security to obligations owing to the Secured Party.

9.   So long as any principal of or interest on the Backpay (whether or not due) shall remain unpaid, Debtor shall not, unless the Secured Party shall otherwise consent in writing:

(a)             Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any person, or convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any person (or any division thereof) (or agree to do any of the foregoing), or permit any of its subsidiaries to do any of the foregoing;

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(b)               Enter into, renew, extend or be a party to, or permit any of its subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its affiliates, unless reasonably consistent with past practices of Debtor;

(c)                Make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any subordinated indebtedness in violation of the subordination provisions thereof or any subordination agreement with respect thereto, or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing;

(d)               Amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN, except that Debtor may change its name, jurisdiction of organization, organizational identification number or FEIN upon at least 30 days' prior written notice to the Secured Party;

(e)                Establish, sponsor, maintain, become party or contribute to or become obligated to sponsor, maintain or contribute to any multiemployer benefit plan or any defined benefit plan which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or applicable law.

(f)                Agree to any material amendment or other material change to or material waiver of any of its rights under any material contract in any manner adverse to the Secured Party.

(g)               Enter into, incur or permit to exist, or permit any subsidiary to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of Debtor or any of its subsidiaries to create, incur or permit to exist any lien upon any of its property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except this Agreement.

10. In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations, or the Collateral, Debtor hereby waives the right to a trial by jury and all rights of setoff. Debtor hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at any address of Debtor set forth in this Security Agreement. Debtor so served shall appear or answer to such process within thirty days after the mailing thereof. Should Debtor so served fail to appear or answer within said thirty-day period, Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount or such other relief as may be demanded in any process so served. In the alternative, Secured Party may in their discretion effect service upon Debtor in any other form or manner permitted by law.

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11. Upon the payment in full of the Backpay, the security interest granted hereby in the Collateral shall terminate and all rights to the Collateral under this Agreement shall immediately revert to Debtor. Upon any such termination, the Secured Party shall within three (3) business days: (x) return any Collateral that is in possession of the Secured Party, and (y) execute and deliver UCC–3 financing statement releases or other documents of release reasonably requested by Debtor.

12. Secured Party may assign its rights and obligation hereunder to any Affiliate of Secured Party provided that such Affiliate assumes all of the liabilities or obligations of Secured Party hereunder. For purposes of this section, “Affiliate” of any person means any other person or entity which, directly or indirectly, controls or is controlled by that person, or is under common control with that person or entity. “Control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

13. All terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered, waived, released, terminated or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. The execution and delivery of this Security Agreement has been authorized by the Board of Directors of Debtor and by any necessary vote or consent of stockholders of Debtor. This Security Agreement shall only be assignable to the extent that the Backpay is assignable, and this Security Agreement and all Obligations shall be binding upon the permitted successors and assigns of Debtor and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, their executors, administrators, successors, permitted endorsees and permitted assigns.

14. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. The parties to this Security Agreement irrevocably submit to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Security Agreement and the transaction contemplated hereby. The parties to this Security Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable

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attorney's fees and costs. In the event that any provision of this Security Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Security Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Security Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

15. If any term or other provision of this Security Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Security Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Security Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

16. Each party hereto acknowledges and agrees it has had the opportunity to draft, review, and edit the language of this Security Agreement and that no presumption for or against any party arising out of drafting all or any part of this Security Agreement will be applied in any dispute relating to, in connection with, or involving this Security Agreement. Accordingly, the parties hereto hereby waive the benefit of any rule of law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

17. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, by overnight mail or delivery service or mailed by certified mail, return receipt requested, to the parties.

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IN WITNESS WHEREOF, the undersigned have executed or caused this security agreement to be executed on the date first above set forth.

COMPANY:
SMARTMETRIC, INC.

By: /s/ Jay Needelman
Name: Jay Needelman
Title: Chief Financial Officer

Address of Debtor:

3960 Howard Hughes Parkway, Suite 500 Las Vegas NV 89109

Secured Parties:

/s/ Chaya Hendrick

Name: Chaya Hendrick

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SCHEDULE A

Chaya Hendrick: $245,015.00

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SCHEDULE B

The term “Collateral” means collectively, wherever located, whether now owned or hereafter acquired or now existing or hereafter acquired or created, all right, title and interest of Debtor in and to all of its assets, including, without limitation: (i) accounts, chattel paper, deposit accounts, documents, general intangibles (including, but not limited to intellectual property, payment intangibles, software, licenses, franchises and customer information), goods (including, but not limited to equipment, fixtures and inventory), instruments, investment property, letter-of-credit rights, money, other personal property, software, any commercial tort claims; (ii) to the extent not referred to in clause (i) of this sentence, all (A) supporting obligations and incidental property rights incident to, arising or accruing pursuant to or otherwise relating to any of the things referred to in clause (i) of this sentence, whether arising or accruing from any action taken by Debtor or the Secured Party or otherwise, (B) proceeds of any of the items referred to in clauses (i) and (ii)(A) of this sentence and (C) books and records relating to any of the items referred to in clauses (i) and (ii)(A) and (B) of this sentence. Such Collateral shall include United States patent, U.S. Patent No. 6,792,464, previously assigned by the Secured Party to the Debtor, and any and all other intellectual property rights currently held or hereafter acquired or created by the Debtor.

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